[graphic omitted]


China's history dates back more than
5,000 years. Today's global investors
are most interested in the growth
potential created over the last twenty.



NEWPORT GREATER CHINA FUND Annual Report

August 31, 1999

--------------------------------------------------------------------------------
PRESIDENT'S MESSAGE
--------------------------------------------------------------------------------

{Photo of Stephen E. Gibson]

Dear Shareholder:

We are pleased to present the annual report for Newport Greater China Fund. This report covers the 12 months ended August 31, 1999.

China's efforts to restructure its economy are moving the country forward. The dismantling of the old system, in which the state no longer provides an individual's basic needs, is a very positive long-term development for China's economy. However, it is not an overnight job and does not come without some pain. This year, the Chinese economy has been burdened by a lack of consumer spending because of continued high household savings rates.

Despite a year of mediocre growth for China, the Chinese stock markets have rallied, focusing on low valuations, a general recovery in Asian economies, the long-term benefits of restructuring and the government's efforts to revive domestic consumption. These efforts include large infrastructure spending, cuts in interest rates on deposits, and further development of the stock market. The Fund performed well, outperforming all other funds in its Lipper peer group for the 12-month period.(1)

The Fund continues to focus on quality growth companies listed on the better-regulated exchanges in the Greater China region -- primarily in Hong Kong and Taiwan. Our approach reflects our belief in the long-term potential of the Greater China region as well as our understanding of the volatility that is inherent when investing in developing economies. However, with stock valuations far lower than those in the U.S. stock market, we believe China continues to offer significant return potential.

The following report provides more specifics about the Fund and the strategies and events that contributed to its strong performance. As always, we thank you for your confidence and we look forward to serving your future investment needs.

    Sincerely,

/s/ Stephen E. Gibson

    Stephen E.Gibson

    President
    October 12,1999

(1) Lipper,Inc.,a widely respected data provider for the industry,calculates an average total return for mutual funds with similar investment objectives as the Fund. The average total return calculated for funds in the Lipper China Region Funds category was 80.25%for the 12 months ended August 31,1999. The Fund's Class A, B and C shares ranked in the first quartile for one year (ranked 2,3 and 1, respectively out of 25 funds). Rankings do not include any sales charges. Performance for different share classes will vary with fees associated with each class. Past performance cannot guarantee future results.

    Because market and economic conditions change,there can be no assurance that the trends described in this report will continue or come to pass.

TABLE OF CONTENTS

 1 HIGHLIGHTS

 2 PORTFOLIO MANAGERS' REPORT

 4 PERFORMANCE

 5 PORTFOLIO OF INVESTMENTS

 6 FINANCIAL STATEMENTS

 8 NOTES TO FINANCIAL STATEMENTS

11 FINANCIAL HIGHLIGHTS

                          ---------------------------
                          Not FDIC  May Lose Value
                          Insured   No Bank Guarantee
                          ---------------------------

--------------------------------------------------------------------------------
    HIGHLIGHTS
--------------------------------------------------------------------------------

o   A GENERAL RECOVERY IN ASIAN ECONOMIES AND CAPITAL MARKETS

    Beginning in the second half of 1998, interest rates throughout Asia began to decline from the worrisome levels reached during the financial crisis~of 1997. An infusion of capital from the International Monetary Fund was instrumental in bringing rates sharply lower.

o   CHINESE GOVERNMENT SHOWS WILL TO RESTRUCTURE ECONOMY

    The Chinese government has made significant progress toward restructuring the country's economy over the past year. Leaders have embraced private enterprise to a greater extent than ever before, and they continue to support the development of China's capital markets. In addition, the government is making progress toward attaining membership in the World Trade Organization.

o   ASIAN RECOVERY A HELPFUL FORCE

    Over half of China's exports go to Asia, including a significant percentage to Japan. The general recovery of Asian economies has been very helpful to China during this period and will continue to be a critical factor. Exports to Japan began to rise in the spring of 1999 following many months of sluggishness.

o   STRONG PERFORMANCE IN ITS CATEGORY

    Good stock selection and an emphasis on the markets of Hong Kong and Taiwan helped the Fund's Class A shares significantly outperform the average performance of funds in their Lipper category.


                   NEWPORT GREATER CHINA FUND PERFORMANCE VS.
         LIPPER CHINA REGION FUNDS CATEGORY AVERAGE: 8/31/98 - 8/31/99

               Lipper China Region Funds     121.59%

               Newport Greater China Fund     80.25%

Source: Lipper, Inc. The Fund's Class A share return is compared to the Lipper China Region Funds category average. Returns do not include sales charges. Performance for all other share classes will vary.

Past performance cannot predict future investment results. Returns and value of an investment will vary, resulting in a gain or loss on sale. All results shown assume reinvestment of distributions.

NET ASSET VALUE PER SHARE ON 8/31/99

Class A                   $13.94
--------------------------------
Class B                   $13.88
--------------------------------
Class C                   $14.10
--------------------------------
Class Z                   $14.01
--------------------------------

DISTRIBUTIONS DECLARED PER SHARE FROM 9/1/98 - 8/31/99

Class A                   $0.082
--------------------------------
Class B                   $0.000
--------------------------------
Class C                   $0.000
--------------------------------
Class Z                   $0.106
--------------------------------

ANNUAL REPORT: NEWPORT GREATER CHINA FUND

--------------------------------------------------------------------------------
PORTFOLIO MANAGERS' REPORT
--------------------------------------------------------------------------------

CHANGE IN TOP EQUITY SECTORS:
8/31/99 VS. 8/31/98

                            FUND AS         FUND AS
                           OF 8/31/99      OF 8/31/98
------------------------------------------------------
REAL ESTATE                   15.5%          10.4%
DURABLE GOODS                 11.2%           0.0%
HOLDING COMPANIES             11.0%          17.8%
FINANCIALS                    10.5%           6.5%
ELECTRIC & GAS SERVICES        9.2%          13.3%
TELE-COMMUNICATIONS            8.9%          13.0%
RETAIL TRADE                   6.0%          10.0%


Sector breakdowns are calculated as a percentage of net assets. Because the Fund is actively managed,there can be no guarantee the Fund will continue to maintain the current sector breakdown in the future.

BOUGHT

JOHNSON ELECTRIC (3.9% of net assets), based in Hong Kong, is a leading manufacturer of micromotors for such items as blow dryers, computers and car seats. The company increased its earnings during the recent crisis and used its cash build-up to double its size via acquisition.

FUND DRAMATICALLY OUTPERFORMED FOR THE PERIOD

During the fiscal year ended August 31, 1999, Newport Greater China Fund's Class A shares rose 121.59%, without a sales charge. In addition, it was the top-ranked fund in its category, according to Lipper, Inc. By comparison, the average return in the Lipper China Region Funds category was 80.25% for the same period.

"GREATER CHINA" CONCEPT VALIDATED

We continue to believe that Greater China offers attractive investment opportunities. The region combines the financial know-how of Hong Kong with~the manufacturing expertise of Taiwan and the abundance of natural resources and strong labor force in mainland China. These interlocking factors have been a powerful force during the region's recent recovery period.

Hong Kong, in particular, has positioned itself to take advantage of China's growth and reforms. It has adjusted from the Chinese takeover in 1997 and the Asian economic crisis. Companies have cut costs and have become much more competitive. Hang Seng Bank (3.8% of net assets) -- a relatively recent addition to the Fund that has become a core holding -- has had business dealings in China for over 100 years with the distinction of having more foreign branches than any other Hong Kong bank. The bank provides the Fund with relatively low-risk exposure to many of China's growing industries.

GROWTH OPPORTUNITIES FROM CHINA

One especially interesting area of growth in China is infrastructure, a field that combines government initiatives with private enterprise. A good example of this partnership is the expressway companies, which are growth businesses with low risk. We believe these characteristics make expressway companies well-suited investments for the Fund. Expressway companies are typically Chinese-owned and derive their revenues from toll collection. As the Chinese economy grows, there will be more vehicles on the roads which will increase toll revenues. Traffic growth is starting from a relatively low base, which may translate into high growth rates over the next few years. The Fund has an investment in Zhejiang Expressway (3.9% of net assets), which owns expressways in the Zhejiang province -- one of the fastest growing regions on China's Eastern seaboard.

The past year has also witnessed impressive performance from the Fund's two largest positions -- China Telecom (8.9% of net assets) and Li & Fung (7.3% of net assets). China Telecom is the only exchange-listed cellular operator in China, which is one of the largest cellular markets in the world. The company's subscriber base has pierced the 10 million mark, but market penetration remains relatively low, creating the potential for future growth. In urban areas, cellular phones have become especially popular because of their mobility and convenience. Li & Fung, a Hong Kong-based trading company, has expanded beyond its traditional "middleman" role and now is a complete sourcing company for many of the world's leading retailers. The company provides support throughout the manufacturing process, including the purchase of raw materials, production planning and quality control. These value-added services have sharply boosted Li & Fung's profit margins and earnings.

POLITICAL CONSIDERATIONS

On a global note, we observe that relations between the U.S. and China have begun to improve following the disruption caused by the accidental bombing of the Chinese embassy in Belgrade. This diplomatic thaw could make itself felt in China's efforts to join the World Trade Organization. If the U.S., China and the WTO come to terms, it would be very good for China's trade and, more importantly, would greatly improve opportunities for foreign investors in China.

Separately, the war of words between Taiwan and Beijing on the subject of Taiwanese statehood has intensified recently. Nevertheless, it is the Fund's policy to capitalize on individual opportunities as they arise. We do like certain Taiwanese companies -- particularly in technology, where they have manufacturing expertise. However, we are aware that these companies may experience a slowdown as a result of the recent earthquake. One recent Fund purchase is Taiwan Semiconductor Manufacturing (3.8% of net assets), which provides foundry services for the semiconductor industry.

A POSITIVE ECONOMIC OUTLOOK FOR GREATER CHINA

We have been encouraged by the significant steps taken by the Chinese government to support the economy and encourage private enterprise and private sector investment. According to the Shanghai Private Enterprise Association, for example, the number of privately held companies in Shanghai currently exceeds 111,000. With more freedom to expand than they have had in the past, privately owned firms are developing into much larger, more efficient organizations capable of dominating their industries. In addition, the government has lowered interest rates, invested heavily in infrastructure, and has subsidized mortgage loans and higher wages. We believe these developments may enable companies in the China region to continue to grow over the next several years.

/s/ Tim Tuttle                /s/ Chris Legallet

    Tim Tuttle                    Chris Legallet

TIM TUTTLE is managing director of Newport Fund Management and lead portfolio manager of Newport Greater China Fund. CHRIS LEGALLET is Chief Investment Officer of Newport Fund Management and co-portfolio manager of Newport Greater China Fund.

TOP 10 HOLDINGS AS OF 8/31/99

China Telecom Ltd.                      8.9%
--------------------------------------------
Li & Fung Ltd.                          7.3%
--------------------------------------------
Hutchison Whampoa Ltd.                  6.2%
--------------------------------------------
Cheung Kong Holdings Ltd.               6.1%
--------------------------------------------
Sun Hung Kai Properties Ltd.            5.5%
--------------------------------------------
Citic Pacific Ltd.                      4.9%
--------------------------------------------
Hong Kong and China Gas Co., Ltd.       4.7%
--------------------------------------------
Zhejiang Expressway Co., Ltd.           3.9%
--------------------------------------------
Johnson Electric Holdings Ltd.          3.9%
--------------------------------------------
China Resources Enterprises Ltd.        3.9%

Holdings are calculated as a percentage of net assets.Because the Fund is actively managed,there can be no guarantee the Fund will continue to hold these securities in the future.


SOLD

GUANGDONG INVESTMENTS AND GUANGZHOU INVESTMENT COMPANY LTD., were sold as the Fund consolidated its positions among financial holding companies.

ANNUAL REPORT: NEWPORT GREATER CHINA FUND

--------------------------------------------------------------------------------
PERFORMANCE INFORMATION
--------------------------------------------------------------------------------

PERFORMANCE OF A $10,000 INVESTMENT IN ALL SHARE CLASSES 5/31/97 - 8/31/99

              Without          With
                Sales         Sales
               Charge         Charge

Class A        $7,884         $7,431
------------------------------------
Class B        $7,788         $7,555
------------------------------------
Class C        $7,913         $7,913
------------------------------------
Class Z        $7,942          N/A
------------------------------------
Class A        $7,884         $7,728
(Load Modified)
------------------------------------

PERFORMANCE OF A $10,000 INVESTMENT IN CLASS A SHARES 5/31/97 - 8/31/99

                       NGCF        NGCF         MSCI
                     Without       With       Pacific
                      Sales        Sales      Ex-Japan     Hang Seng
                      Charge       Charge       Index        Index
---------------------------------------------------------------------
      May, 1997     $10,000      $ 9,425      $10,000      $10,000
     June, 1997      10,741       10,123       10,218       10,300
     July, 1997      11,256       10,608       10,191       11,098
   August, 1997       9,999        9,424        8,777        9,623
September, 1997      10,210        9,623        9,076       10,262
  October, 1997       7,563        7,128        7,150        7,260
 November, 1997       7,178        6,765        6,924        7,252
 December, 1997       7,329        6,907        6,942        7,397
  January, 1998       5,797        5,463        6,513        6,384
 February, 1998       7,806        7,357        7,515        7,926
    March, 1998       7,711        7,267        7,426        8,000
    April, 1998       6,969        6,569        6,907        7,240
      May, 1998       5,921        5,580        5,762        6,025
     July, 1998       4,445        4,189        5,565        5,597
   August, 1998       3,558        3,353        4,812        5,167
September, 1998       4,686        4,416        5,252        5,611
  October, 1998       5,792        5,458        6,266        7,241
 November, 1998       5,999        5,654        6,557        7,447
 December, 1998       5,921        5,580        6,481        7,196
  January, 1999       5,289        4,984        6,525        6,813
 February, 1999       5,193        4,894        6,457        7,065
    March, 1999       5,780        5,447        6,967        7,896
    April, 1999       5,865        5,527        8,118        9,646
      May, 1999       6,572        6,194        7,541        8,832
     June, 1999       8,098        7,633        8,163        9,851
     July, 1999       7,703        7,260        8,087        9,600
   August, 1999       7,884        7,431        7,901        9,857


AVERAGE ANNUAL TOTAL RETURNS AS OF 8/31/99

Share Class              A                         B                         C                   Z                  A
Inception                                                                                                  (Load Modified)(1)
Date                  5/16/97                    5/16/97                  5/16/97             5/16/97            7/25/97
------------------------------------------------------------------------------------------------------------------------------
                Without       With         Without       With       Without        With       Without      Without       With
                 Sales        Sales         Sales        Sales       Sales         Sales       Sales        Sales        Sales
                Charge       Charge        Charge       Charge      Charge        Charge      Charge       Charge       Charge
------------------------------------------------------------------------------------------------------------------------------
1 year          121.59%      108.85%      118.93%      113.93%      123.10%      122.10%      121.80%      121.59%      119.59%
------------------------------------------------------------------------------------------------------------------------------
Life of Fund(2)   2.50        (0.11)        1.96         0.67         2.67         2.67         2.84       (15.28)      (16.08)
------------------------------------------------------------------------------------------------------------------------------

AVERAGE ANNUAL TOTAL RETURNS AS OF 6/30/99
Share Class              A                         B                         C                   Z                  A
                                                                                                           (Load Modified)(1)
------------------------------------------------------------------------------------------------------------------------------
                Without       With         Without       With       Without        With       Without      Without       With
                 Sales        Sales         Sales        Sales       Sales         Sales       Sales        Sales        Sales
                Charge       Charge        Charge       Charge      Charge        Charge      Charge       Charge       Charge
------------------------------------------------------------------------------------------------------------------------------
1 year          58.59%       49.47%        57.44%       52.44%      59.69%        58.69%      58.74%       58.59%       56.59%
------------------------------------------------------------------------------------------------------------------------------
Life of Fund(2)  4.01         1.15          3.49         2.12        4.24          4.24        4.35       (15.34)      (16.21)

(1) The "With Sales Charge" load--modified Class A total return is shown from its inception without a front-end sales charge but with a 2% contingent deferred sales charge (CDSC). The last day that this CDSC applies is August 31,1999. Class B, C and Z shares were not available during the subscription rights offering period.

(2) The Fund's return from 5/16/97 to 5/31/97 was 34%,which explains why the Fund's Life return in the table is positive while the return on the chart is negative.

    Past performance cannot predict future investment results. Returns and value of an investment will vary, resulting in a gain or loss on sale. All results shown assume reinvestment of distributions. The "With Sales Charge" returns include the maximum 5.75% charge for Class A shares and the maximum CDSC of 5% for one year and 3% for life for Class B shares and 1% for one year for Class C shares. Performance results reflect any voluntary waivers or reimbursement of Fund expenses by the Advisor or its affiliates. Absent these waivers or reimbursement arrangements, performance results would have been lower.

    The Hang Seng Index is a capitalization-weighted index of 33 companies that represent approximately 70% of the total market capitalization of the Stock Exchange of Hong Kong.The Morgan Stanley Capital International (MSCI)Pacific Region (Ex-Japan) Index is a broad-based,unmanaged index that tracks the performance of stocks in Pacific Basin countries other than Japan. Unlike mutual funds, indexes are not investments and do not incur fees or expenses.It is not possible to invest in an index.

INVESTMENT PORTFOLIO
August 31, 1999
(In thousands)

COMMON STOCKS - 96.4%                              COUNTRY     SHARES    VALUE
------------------------------------------------------------------------------
CONSTRUCTION - 4.2%
BUILDING CONSTRUCTION - 0.3%
Shenzen Fangda Co., Ltd., Class B                    Ch           339  $   147
                                                                       -------
SPECIAL TRADE CONTRACTORS - 3.9%
Zhejiang Expressway Co., Ltd.                        HK        13,018    2,314
                                                                       -------
------------------------------------------------------------------------------
FINANCE, INSURANCE & REAL ESTATE - 38.6%
DEPOSITORY INSTITUTIONS - 10.5%
Dah Sing Financial                                   HK           215      858
HSBC Holdings PLC (a)                                HK           172    2,130
Hang Seng Bank Ltd.                                  HK           197    2,226
Wing Hang Bank Ltd.                                  HK           276      960
                                                                       -------
                                                                         6,174
                                                                       -------
HOLDING COMPANIES - 11.0%
Citic Pacific Ltd.                                   HK           921    2,864
Hutchison Whampoa Ltd.                               HK           372    3,629
                                                                       -------
                                                                         6,493
                                                                       -------
INSURANCE CARRIERS -- 1.6%
AXA China Region Ltd.                                HK         1,330      933
                                                                       -------
REAL ESTATE - 15.5%
Cheung Kong Holdings Ltd.                            HK           413    3,590
China Resources Enterprises Ltd.                     HK         1,388    2,279
Sun Hung Kai Properties Ltd.                         HK           380    3,255
                                                                       -------
                                                                         9,124
                                                                       -------
------------------------------------------------------------------------------
MANUFACTURING - 3.3%
HOUSEHOLD APPLIANCES
Guangdong Kelon Electric Holdings, Class H           HK         1,905    1,950
                                                                       -------
------------------------------------------------------------------------------
MINING & ENERGY - 3.0%
COAL MINING
Yanzhou Coal Mining Co., Ltd., Class H               Ch         4,004    1,766
                                                                       -------
------------------------------------------------------------------------------
RETAIL TRADE - 6.0%
APPAREL & ACCESSORY STORES - 2.3%
Glorious Sun Enterprises                             HK         4,236    1,364
                                                                       -------
FOOD STORES - 3.7%
President Chain Store Corp.                          Tw           728    2,152
                                                                       -------
RESTAURANTS - 0.0%
Cafe de Coral Holdings Ltd.                          HK            52       25
                                                                       -------
------------------------------------------------------------------------------
SERVICES - 6.1%
BUSINESS SERVICES - 2.3%
Legend Holdings Ltd.                                 HK         1,400    1,352
                                                                       -------
COMPUTER SOFTWARE - 3.8%
Taiwan Semiconductor Manufacturing Co. (b)           Tw           529    2,245
                                                                       -------
------------------------------------------------------------------------------
TRANSPORTATION, COMMUNICATIONS,
ELECTRIC, GAS & SANITARY SERVICES - 22.4%
ELECTRIC SERVICES - 4.5%
Beijing Datang Power Generation Co., Ltd., Class H   HK         3,898    1,041
Zhejiang Southeast Electric Power Co., Class B       Ch         4,772    1,594
                                                                       -------
                                                                         2,635
                                                                       -------
GAS SERVICES - 4.7%
Hong Kong and China Gas Co., Ltd.                    HK         1,987    2,789
                                                                       -------
LOCAL & SUBURBAN TRANSIT - 1.1%
Shanghai Dazhong Taxi Co. (b)                        Ch         1,643      667
                                                                       -------
RAILROAD - 1.5%
Guangshen Railing Co., Ltd., Class H                 HK         6,889      887
                                                                       -------
TELECOMMUNICATION - 8.9%
China Telecom Ltd. (a) (b)                           HK         1,680    5,219
                                                                       -------
TRANSPORTATION SERVICES - 1.7%
Jiangsu Expressway Co., Ltd., Class H                HK         3,608      650
Shenzhen Expressway Co., Ltd., Class H               Ch         2,100      368
                                                                       -------
                                                                         1,018
                                                                       -------
------------------------------------------------------------------------------
WHOLESALE TRADE - 12.8%
DURABLE GOODS - 11.2%
Johnson Electric Holdings Ltd.                       HK           508    2,290
Li & Fung Ltd.                                       HK         1,346    4,316
                                                                       -------
                                                                         6,606
                                                                       -------
NONDURABLE GOODS - 1.6%
Ng Fung Hong Ltd.                                    HK         1,380      969
                                                                       -------
TOTAL COMMON STOCKS (cost of $59,177) (c)                               56,829
                                                                       -------

SHORT-TERM OBLIGATIONS - 3.1%                                PAR
------------------------------------------------------------------------------
Repurchase agreement with ABN AMRO Chicago Corp.,
  dated 08/31/99, due 09/01/99 at 5.400%,
  collateralized by U.S. Treasury bonds and/or
  notes with various maturities to 2027, market
  value $1,365 (repurchase proceeds $1,340)                  $  1,340    1,340
Federal National Mortgage Association,
  5.160% 09/01/1999 (d)                                           500      500
                                                                       -------
TOTAL SHORT-TERM OBLIGATIONS                                             1,840
                                                                       -------
OTHER ASSETS & LIABILITIES, NET - 0.5%                                     263
------------------------------------------------------------------------------
NET ASSETS - 100%                                                      $58,932
                                                                       =======

NOTES TO INVESTMENT PORTFOLIO:
-------------------------------------------------------------------------------
(a) The value of this security represents fair value as determined in good faith under the direction of the Trustees.
(b) Non-income producing.
(c) Cost for federal income tax purposes is the same.
(d) Rate represents yield at date of purchase.

       SUMMARY OF
 SECURITIES BY COUNTRY        COUNTRY           VALUE         % OF TOTAL
-----------------------------------------------------------------------------
Hong Kong                       HK             $47,890            84.3
China                           Ch               4,542             8.0
Taiwan                          Tw               4,397             7.7
                                               -------           -----
                                               $56,829           100.0
                                               -------           -----

Certain securities are listed by country of underlying exposure but may trade predominantly on other exchanges.

See notes to financial statements.

--------------------------------------------------------------------------------
STATEMENT OF ASSETS AND LIABILITIES
--------------------------------------------------------------------------------
August 31, 1999
(In thousands except for per share amounts and footnotes)

ASSETS
Investments at value (cost $59,177)                              $ 56,829
Short-term obligations                                              1,840
                                                                 --------
                                                                   58,669
Cash including foreign currencies
  (cost $25)                                              $ 25
Receivable for:
  Investments sold                                         314
  Dividends                                                169
  Expense reimbursement due from Advisor/Administrator     133
  Fund shares sold                                          68
Deferred organization expenses                               6
Other                                                        5        720
                                                          ----   --------
  Total Assets                                                     59,389
LIABILITIES
Payable due to custodian bank                               45
Cash including foreign securities
  (cost $72)                                                72
Payable for:
  Fund shares repurchased                                  171
  Investments purchased                                     49
Accrued:
  Management fee                                            55
  Administration fee                                        12
  Transfer agent fee                                        11
  Bookkeeping fee                                            3
  Deferred Trustees fees                                     1
Other                                                       38
                                                          ----
  Total liabilities                                                   457
                                                                 --------
Net Assets                                                       $ 58,932
                                                                 --------
CLASS A
Net asset value & redemption price per
  share ($54,623/3,918)                                          $  13.94(a)
                                                                 --------
Maximum offering price per share ($13.94/0.9425)                 $  14.79(b)
                                                                 --------
CLASS B
Net asset value & offering price per share ($3,423/246)          $  13.88(a)
                                                                 --------
CLASS C
Net asset value & offering price per share ($774/55)             $  14.10(a)
                                                                 --------
CLASS Z
Net asset value, offering & redemption price
  per share ($112/8)                                             $  14.01
                                                                 --------
COMPOSITION OF NET ASSETS
Capital paid in                                                  $104,453
                                                                 (177)
Overdistributed net investment income
Accumulated net realized loss                                     (42,996)
Net unrealized depreciation                                        (2,348)
                                                                 --------
                                                                 $ 58,932
                                                                 ========

(a) Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.
(b) On sales of $50,000 or more the offering price is reduced.

See notes to financial statements.

-------------------------------------------------------------------------------
STATEMENT OF OPERATIONS
-------------------------------------------------------------------------------
For the Yaesr Ended August 31, 1999
(In thousands)

INVESTMENT INCOME
Dividends:
  Citic Pacific Ltd.                                                      $  99
  Glorious Sun Enterprises                                                   88
  Guangshen Railway Co., Ltd.,
    Class H                                                                  97
  Hang Seng Bank Ltd.                                                        92
  Hong Kong and China Gas Co., Ltd.                                          82
  Li & Fung Ltd.                                                            130
  Zhejiang Southeast Electric Power Co.,
    Class B                                                                 222
  Other                                                                     697
Interest                                                                     49
                                                                        -------
    Total Investment Income (net of nonreclaimable
      foreign taxes withheld at source which
      amounted to $33)                                                    1,556
EXPENSES
Management fee                                                $  581
Administration fee                                               127
Service fee - Class A, Class B, Class C                          127
Distribution fee - Class B                                        21
Distribution fee - Class C                                         5
Transfer agent fee                                               177
Bookkeeping fee                                                   28
Trustees fee                                                       9
Custodian fee                                                     49
Audit fee                                                         47
Legal fee                                                          6
Registration fee                                                  43
Reports to shareholders                                           10
Amortization of deferred organization expenses                     2
Other                                                             32
                                                              ------
                                                               1,264
Fees and expenses waived by the
  Advisor/Administrator                                         (149)     1,115
                                                              ------    -------
    Net Investment Income                                                   441
                                                                        -------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON
PORTFOLIO POSITIONS
Net realized loss on:
  Investments                                                (21,517)
  Foreign currency transactions                                 (568)
                                                              ------
    Net Realized Loss                                                   (22,085)
Net change in unrealized appreciation/depreciation
  during the period on:
  Investments                                                 57,905
  Foreign currency transactions                                  (49)
                                                              ------
    Net Change in Unrealized Appreciation/Depreciation                   57,856
                                                                        -------
    Net Gain                                                             35,771
                                                                        -------
Increase in Net Assets from Operations                                  $36,212
                                                                        -------

See notes to financial statements.

STATEMENT OF CHANGES IN NET ASSETS
(In thousands)
                                                        YEAR ENDED AUGUST 31
                                                       ----------------------
INCREASE (DECREASE) IN NET ASSETS                        1999          1998
-----------------------------------------------------------------------------
OPERATIONS
Net investment income                                  $     441    $     519
Net realized loss                                        (22,085)     (21,497)
Net change in unrealized appreciation/depreciation        57,856      (46,968)
                                                       ---------    ---------
    Net Increase (Decrease) from Operations               36,212      (67,946)
                                                       ---------    ---------
DISTRIBUTIONS
From net investment income -- Class A                       (362)        (356)
From net investment income -- Class B                       --             (9)
From net investment income -- Class C                       --             (2)
From net investment income -- Class Z                         (1)         (a)
                                                       ---------    ---------
                                                          35,849      (68,313)
                                                       ---------    ---------
FUND SHARE TRANSACTIONS
Receipts for shares sold -- Class A                       10,986       11,106
Value of distributions reinvested -- Class A                 245          231
Cost of shares repurchased -- Class A                    (21,210)     (29,994)
                                                       ---------    ---------
                                                          (9,979)     (18,657)
                                                       ---------    ---------
Receipts for shares sold -- Class B                        1,301        4,627
Value of distributions reinvested -- Class B                --              5
Cost of shares repurchased -- Class B                     (1,457)      (1,277)
                                                       ---------    ---------
                                                            (156)       3,355
                                                       ---------    ---------
Receipts for shares sold -- Class C                          281        2,192
Value of distributions reinvested -- Class C                --              1
Cost of shares repurchased -- Class C                       (464)      (1,285)
                                                       ---------    ---------
                                                            (183)         908
                                                       ---------    ---------
Receipts for shares sold -- Class Z                            2            1
Value of distributions reinvested -- Class Z                   1            1
                                                       ---------    ---------
                                                               3            2
                                                       ---------    ---------
    Net Decrease from Fund Share Transactions            (10,315)     (14,392)
                                                       ---------    ---------
    Total Increase (Decrease)                             25,534      (82,705)
NET ASSETS
Beginning of period                                       33,398      116,103
                                                       ---------    ---------
End of period (net of overdistributed and including
  undistributed net investment income of $177
  and $313, respectively)                              $  58,932    $  33,398
                                                       =========    =========


NUMBER OF FUND SHARES
Sold -- Class A                                              975          953
Issued for distributions reinvested -- Class A                23           18
Repurchased -- Class A                                    (2,001)      (2,514)
                                                       ---------    ---------
                                                          (1,003)      (1,543)
                                                       ---------    ---------
Sold -- Class B                                              123          382
Issued for distributions reinvested -- Class B              --            (a)
Repurchased -- Class B                                      (144)        (123)
                                                       ---------    ---------
                                                             (21)         259
                                                       ---------    ---------
Sold -- Class C                                               26          194
Issued for distributions reinvested -- Class C              --            (a)
Repurchased -- Class C                                       (41)        (132)
                                                       ---------    ---------
                                                             (15)          62
                                                       ---------    ---------
Sold -- Class Z                                              (a)          (a)
Issued for distributions reinvested -- Class Z               (a)          (a)
                                                       ---------    ---------
                                                             (a)          (a)
                                                       ---------    ---------

(a) Rounds to less than one.

See notes to financial statements.

NOTES TO FINANCIAL STATEMENTS
August 31, 1999

NOTE 1. ACCOUNTING POLICIES
ORGANIZATION
Newport Greater China Fund (the Fund), a series of Liberty Funds Trust II, formerly Colonial Trust II, is a diversified portfolio of a Massachusetts business trust, registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Fund's investment objective is to seek capital appreciation by investing primarily in equity securities of companies located in, or which derive a substantial portion of their revenue from business activity with or in, the Greater China Region (i.e., Hong Kong, the People's Republic of China and Taiwan). The Fund may issue an unlimited number of shares. The Fund offers four classes of shares: Class A, Class B, Class C and Class Z. Class A shares are sold with a front- end sales charge. A 1.00% contingent deferred sales charge is assessed on redemptions made within eighteen months on an original purchase of $1 million to $5 million. Class B shares are subject to an annual distribution fee and a contingent deferred sales charge. Class B shares will convert to Class A shares when they have been outstanding approximately eight years. Class C shares are subject to a contingent deferred sales charge on redemptions made within one year after purchase and an annual distribution fee. Class Z shares are offered continuously at net asset value. There are certain restrictions on the purchase of Class Z shares, as described in the Fund's prospectus.

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies that are consistently followed by the Fund in the preparation of its financial statements.

SECURITY VALUATION AND TRANSACTIONS
Equity securities generally are valued at the last sale price or, in the case of unlisted or listed securities for which there were no sales during the day, at current quoted bid prices. In certain countries, the Fund may hold foreign designated shares. If the foreign share prices are not readily available as a result of limited share activity, the securities are valued at the last sale price of the local shares in the principal market in which such securities are normally traded. In addition, if the values of foreign securities have been materially affected by events occurring after the closing of a foreign market, the foreign securities may be valued at their fair value under procedures approved by the Trustees.

Forward currency contracts are valued based on the weighted value of the contracts with similar maturities.

Short-term obligations with a maturity of 60 days or less are valued at amortized cost.

The value of all assets and liabilities quoted in foreign currencies is translated into U.S. dollars at that day's exchange rates. In certain countries, the Fund may hold portfolio positions for which market quotations are not readily available. Such securities are valued at fair value under procedures approved by the Trustees.

Security transactions are accounted for on the date the securities are purchased, sold or mature.

Cost is determined and gains and losses are based upon the specific identification method for both financial statement and federal income tax purposes.

DETERMINATION OF CLASS NET ASSET VALUES AND FINANCIAL HIGHLIGHTS
All income, expenses (other than the Class A, Class B and Class C service fees and Class B and Class C distribution fees), realized and unrealized gains (losses) are allocated to each class proportionately on a daily basis for purposes of determining the net asset value of each class.

The per share data was calculated using average shares outstanding during the period. In addition, Class A, Class B and Class C net investment income per share data reflect the service fee per share applicable to Class A, Class B and Class C shares and the distribution fee applicable to Class B and Class C shares only.

Class A, Class B and Class C ratios are calculated by adjusting the expense and net investment income ratios for the Fund for the entire period by the service fee applicable to Class A, Class B and Class C shares and the distribution fee applicable to Class B and Class C shares only.

FEDERAL INCOME TAXES
Consistent with the Fund's policy to qualify as a regulated investment company and to distribute all of its taxable income, no federal income tax has been accrued.

DEFERRED ORGANIZATION EXPENSES
The Fund incurred $11,352 of expenses in connection with its organization. These expenses were deferred and are being amortized on a straight-line basis over five years.

DISTRIBUTIONS TO SHAREHOLDERS
Distributions to shareholders are recorded on the ex-date. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. Reclassifications are made to the Fund's capital accounts to reflect income and gains available for distribution (or available capital loss carryforwards) under income tax regulations.

FOREIGN CURRENCY TRANSACTIONS
Net realized and unrealized gains (losses) on foreign currency transactions includes the gains (losses) arising from the fluctuations in exchange rates between trade and settlement dates on securities transactions, gains (losses) arising from the disposition of foreign currency and currency gains (losses) between the accrual and payment dates on dividends and interest income and foreign withholding taxes.

The Fund does not distinguish that portion of gains (losses) on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the investments. Such fluctuations are included with the net realized and unrealized gains (losses) from investments.

FORWARD CURRENCY CONTRACTS
The Fund may enter into forward currency contracts to purchase or sell foreign currencies at predetermined exchange rates in connection with the settlement of purchases and sales of securities. The contracts are used to minimize the exposure to foreign exchange rate fluctuations during the period between trade and settlement date of the contracts. The Fund may also enter into forward currency contracts to hedge certain other foreign currency denominated assets. All contracts are marked-to-market daily, resulting in unrealized gains (losses) which become realized at the time the forward currency contracts are closed or mature. Realized and unrealized gains (losses) arising from such transactions are included in net realized and unrealized gains (losses) on foreign currency transactions. Forward currency contracts do not eliminate fluctuations in the prices of the Fund's portfolio securities. While the maximum potential loss from such contracts is the aggregate face value in U.S. dollars at the time the contract is opened, the actual exposure is typically limited to the change in value of the contract (in U.S. dollars) over the period it remains open. Risks may also arise if counterparties fail to perform their obligations under the contracts.

OTHER
Corporate actions are recorded on the ex-date (except for certain foreign securities which are recorded as soon after ex-date as the Fund becomes aware of such), net of nonrebatable tax withholdings. Where a high level of uncertainty as to collection exists, income on securities is recorded net of all tax withholdings with any rebates recorded when received.

The Fund's custodian takes possession through the federal book-entry system of securities collateralizing repurchase agreements. Collateral is marked-to-market daily to ensure that the market value of the underlying assets remains sufficient to protect the Fund. The Fund may experience costs and delays in liquidating the collateral if the issuer defaults or enters bankruptcy.

NOTE 2. FEES AND COMPENSATION PAID TO AFFILIATES
MANAGEMENT FEE
Newport Fund Management, Inc. (the Advisor), is the investment Advisor of the Fund and receives a monthly fee equal to 1.15% annually of the Fund's average net assets.

ADMINISTRATION FEE
Colonial Management Associates, Inc. (the Administrator), an affiliate of the Advisor, provides accounting and other services for a monthly fee equal to 0.25% annually of the Fund's average net assets.

BOOKKEEPING FEE
The Administrator provides bookkeeping and pricing services for a monthly fee equal to $27,000 annually plus a percentage of the Fund's average net assets as follows:

       AVERAGE NET ASSETS                 ANNUAL FEE RATE
       ------------------                 ---------------
        First $50 million                    No charge
        Next $950 million                     0.035%

TRANSFER AGENT FEE
Liberty Funds Services Inc. (the Transfer Agent), an affiliate of the Administrator, provides shareholder services for a monthly fee equal to 0.236% annually of the Fund's average net assets and receives reimbursement for certain out of pocket expenses.

Effective October 1, 1997 and continuing through September 30, 1998, the Transfer Agent fee was reduced by 0.0012% in cumulative monthly increments, resulting in a decrease in the fee from 0.25% to 0.236% annually.

UNDERWRITING DISCOUNTS, SERVICE AND DISTRIBUTION FEES
Liberty Funds Distributor, Inc. (the Distributor), a subsidiary of the Administrator, is the Fund's principal underwriter. For the year ended August 31, 1999, the Fund has been advised that the Distributor retained net underwriting discounts of $7,977 on sales of the Fund's Class A shares and received contingent deferred sales charges (CDSC) of $176,977, $13,018 and $4,403 on Class A, Class B and Class C share redemptions, respectively.

The Fund has adopted a 12b-1 plan which requires it to pay the Distributor a service fee equal to 0.25% annually on Class A, Class B and Class C net assets as of the 20th of each month. The plan also requires the payment of a distribution fee to the Distributor equal to 0.75% annually of the average net assets attributable to Class B and Class C shares only.

The CDSC and the fees received from the 12b-1 plan are used principally as repayment to the Distributor for amounts paid by the Distributor to dealers who sold such shares.

EXPENSE LIMITS
The Advisor/Administrator have agreed, until further notice, to waive fees and bear certain Fund expenses to the extent that total expenses (exclusive of service and distribution fees, brokerage commissions, interest, taxes and extraordinary expenses, if any) exceed 1.90% annually of the Fund's average net assets.

OTHER
The Fund pays no compensation to its officers, all of whom are employees of the Advisor or Administrator.

The Fund's Trustees may participate in a deferred compensation plan which may be terminated at any time. Obligations of the plan will be paid solely out of the Fund's assets.

NOTE 3. PORTFOLIO INFORMATION
INVESTMENT ACTIVITY
During the year ended August 31, 1999, purchases and sales of investments, other than short-term obligations, were $9,760,594 and $21,557,048, respectively.

Unrealized appreciation (depreciation) at August 31, 1999, based on cost of investments for both financial statement and federal income tax purposes was:

Gross unrealized appreciation              $11,619,172
Gross unrealized depreciation              (13,967,342)
                                           -----------
  Net unrealized depreciation              $(2,348,170)
                                           ===========

CAPITAL LOSS CARRYFORWARDS
At August 31, 1999, capital loss carryforwards available (to the extent provided in regulations) to offset future realized gains were approximately as follows:

              YEAR OF                    CAPITAL LOSS
             EXPIRATION                  CARRYFORWARD
             ----------                  ------------
                2006                       $   829,000
                2007                        33,041,000
                                           -----------
                                           $33,870,000
                                           -----------

Expired capital loss carryforwards, if any, are recorded as a reduction of capital paid in.

To the extent loss carryforwards are used to offset any future realized gains, it is unlikely that such gains would be distributed since they may be taxable to shareholders as ordinary income.

OTHER
There are certain additional risks involved when investing in foreign securities that are not inherent with investments in domestic securities. These risks may involve foreign currency exchange rate fluctuations, adverse political and economic developments and the possible prevention of currency exchange or other foreign governmental laws or restrictions.

The Fund may focus its investments in certain industries, subjecting it to greater risk than a fund that is more diversified.

NOTE 4. LINE OF CREDIT
The Fund may borrow up to 33 1/3% of its net assets under a line of credit for temporary or emergency purposes. Any borrowings bear interest at one of the following options determined at the inception of the loan: (1) federal funds rate plus 1/2 of 1%, (2) the lending bank's base rate or (3) IBOR offshore loan rate plus 1/2 of 1%. There were no borrowings under the line of credit during the year ended August 31, 1999.

-------------------------------------------------------------------------------

CHANGE IN INDEPENDENT AUDITOR (UNAUDITED)
Based on the recommendation of the Audit Committee of the Fund on June 18, 1999, the Board of Trustees determined not to retain PricewaterhouseCoopers LLP (PwC) as the Fund's independent auditor and voted to appoint Ernst & Young LLP for the fiscal year ended August 31, 2000. During the two most recent fiscal years, PWC's audit reports contained no adverse opinion or disclaimer of opinion; nor were its reports qualified or modified as to uncertainty, audit scope, or accounting principle. Further, in connection with its audits for the two most recent fiscal years and through October 12, 1999, there were no disagreements between the Fund and PwC on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which if not resolved to the satisfaction of PwC would have caused it to make reference to the disagreements in its report on the financial statements for such years.

------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS
Selected data for a share of each class outstanding throughout each period are as follows:

                                                              YEAR ENDED AUGUST 31, 1999
                                               --------------------------------------------------------
                                                  CLASS A         CLASS B       CLASS C       CLASS Z
-------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD           $     6.340     $     6.340   $     6.320    $     6.380
                                               -----------     -----------   -----------    -----------
INCOME FROM INVESTMENT OPERATIONS
Net investment income (a)(b)(c)                      0.100           0.019         0.019          0.128
Net realized and unrealized gain                     7.582           7.521         7.761          7.608
                                               -----------     -----------   -----------    -----------
    Total from Investment Operations                 7.682           7.540         7.780          7.736
                                               -----------     -----------   -----------    -----------
LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS
From net investment income                          (0.082)           --            --           (0.106)
                                               -----------     -----------   -----------    -----------
NET ASSET VALUE, END OF PERIOD                 $    13.940     $    13.880   $    14.100    $    14.010
                                               -----------     -----------   -----------    -----------
Total return (d)(e)                                 121.59%         118.93%       123.10%        121.80%
                                               -----------     -----------   -----------    -----------
RATIOS TO AVERAGE NET ASSETS
Expenses (f)                                          2.15%           2.90%         2.90%          1.90%
Net investment income (f)                             0.92%           0.17%         0.17%          1.17%
Fees and expenses waived or borne by the
  Advisor/Administrator (f)                           0.30%           0.30%         0.30%          0.30%
Portfolio turnover                                      20%             20%           20%            20%
Net assets at end of period (000)              $    54,623     $     3,423   $       774    $       112

(a) Net of fees and expenses waived or borne
    by the Advisor/Administrator which
    amounted to:                               $     0.032     $     0.032   $     0.032    $     0.032

(b) Per share data was calculated using average shares outstanding during the period.
(c) Includes distributions from securities listed on the Statement of Operations which amounted to $0.021, $0.019, $0.021,
    $0.020, $0.017, $0.028 and $0.047 per share, respectively.
(d) Total return at net asset value assuming all distributions reinvested and no initial sales charge or contingent deferred sales charge.
(e) Had the Advisor/Administrator not waived or reimbursed a portion of expenses, total return would have been reduced.
(f) The benefits derived from custody credits and directed brokerage arrangements had no impact.

                                                              YEAR ENDED AUGUST 31, 1998
                                               --------------------------------------------------------
                                                  CLASS A         CLASS B       CLASS C       CLASS Z
-------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD           $    17.900     $    17.860   $    17.860    $    17.910
                                               -----------     -----------   -----------    -----------
INCOME FROM INVESTMENT OPERATIONS
Net investment income (a)(b)(c)                      0.092           0.012         0.013          0.123
Net realized and unrealized loss                   (11.591)        (11.478)      (11.498)       (11.586)
                                               -----------     -----------   -----------    -----------
    Total from Investment Operations               (11.499)        (11.466)      (11.485)       (11.463)
                                               -----------     -----------   -----------    -----------
LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS

From net investment income                          (0.061)         (0.054)       (0.055)        (0.067)
                                               -----------     -----------   -----------    -----------
NET ASSET VALUE, END OF PERIOD                 $     6.340     $     6.340   $     6.320    $     6.380
                                               -----------     -----------   -----------    -----------
Total return (d)(e)                                 (64.42)%        (64.36)%      (64.46)%       (64.19)%
                                               -----------     -----------   -----------    -----------
RATIOS TO AVERAGE NET ASSETS
Expenses (f)                                          2.15%           2.90%         2.90%          1.90%
Net investment income (loss)(f)                       0.74%          (0.01)%       (0.01)%         0.99%
Fees and expenses waived or borne by the
  Advisor/Administrator (f)                           0.31%           0.31%         0.31%          0.31%
Portfolio turnover                                      58%             58%           58%            58%
Net assets at end of period (000)              $    31,214     $     1,692   $       443    $        49

(a) Net of fees and expenses waived or borne
    by the Advisor/Administrator which
    amounted to:                               $     0.039     $     0.039   $     0.039    $     0.039
(b) Per share data was calculated using average shares outstanding during the period.
(c) 1998 information includes distributions from Cheung Kong Holdings Ltd., Citic Pacific Ltd., Guangshen Railway Co., Ltd. and
    Henderson Land Development Co., Ltd., which amounted to $0.019, $0.036, $0.018 and $0.020 per share, respectively.
(d) Total return at net asset value assuming all distributions reinvested and no initial sales charge or contingent deferred sales charge.
(e) Had the Advisor/Administrator not waived or reimbursed a portion of expenses, total return would have been reduced.
(f) The benefits derived from custody credits and directed brokerage arrangements had no impact.

FINANCIAL HIGHLIGHTS
Selected data for a share of each class outstanding throughout each period are as follows:

                                                            PERIOD ENDED AUGUST 31, 1997(d)
                                               --------------------------------------------------------
                                                  CLASS A         CLASS B       CLASS C       CLASS Z
-------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD           $    13.340     $    13.330   $    13.330    $    13.340
                                               -----------     -----------   -----------    -----------
INCOME FROM INVESTMENT OPERATIONS
Net investment income (loss) (a)(b)(c)               0.052          (0.004)       (0.004)         0.065
Net realized and unrealized gain (e)                 4.508           4.534         4.534          4.505
                                               -----------     -----------   -----------    -----------
    Total from Investment Operations                 4.560           4.530         4.530          4.570
                                               -----------     -----------   -----------    -----------
NET ASSET VALUE, END OF PERIOD                      17.900          17.860        17.860         17.910
                                               -----------     -----------   -----------    -----------
Total return (f)(g)(h)                               34.22%          33.98%        33.98%         34.29%
                                               -----------     -----------   -----------    -----------
RATIOS TO AVERAGE NET ASSETS
Expenses (i)(j)                                       2.15%           2.90%         2.90%          1.90%
Net investment income (i)(j)                          0.89%           0.14%         0.14%          1.14%
Fees and expenses waived or borne by the
  Advisor/Administrator (i)(j)                        0.59%           0.59%         0.59%          0.59%
Portfolio turnover (h)                                   4%              4%            4%             4%
Net assets at end of period (000)              $   115,699     $       135   $       134    $       135

(a) Net of fees and expenses waived or borne
    by the Advisor/Administrator which
    amounted to:                               $     0.034     $     0.034   $     0.034    $     0.034
(b) Per share data was calculated using average shares outstanding during the period.
(c) Includes distributions from China Light & Power Co. Ltd., Dah Sing Financial, Glorious Sun Enterprises and Hang Seng Bank
    Ltd., which amounted to $0.078 per share.
(d) The Fund commenced investment operations on May 12, 1997. The activity shown is from the effective date of registration (May
    16, 1997) with the Securities and Exchange Commission. The per share information reflects the 1.5 for 1 stock split effective July 25, 1997.
(e) The amount of net realized and unrealized gain shown for a share outstanding for the period ended August 31, 1997 does not correspond with the aggregate net loss on investments for the period due to the timing of sales and repurchases of Fund shares in relation to fluctuating market values of the investments of the Fund.
(f) Total return at net asset value assuming all distributions reinvested and no initial sales charge or contingent deferred sales charge.
(g) Had the Advisor/Administrator not waived or reimbursed a portion of expenses, total return would have been reduced.
(h) Not annualized.
(i) The benefits derived from custody credits and directed brokerage arrangements had no impact.
(j) Annualized.

REPORT OF INDEPENDENT ACCOUNTANTS

TO THE TRUSTEES OF LIBERTY FUNDS TRUST II AND THE SHAREHOLDERS OF
NEWPORT GREATER CHINA FUND

In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Newport Greater China Fund (the "Fund") (a series of Liberty Funds Trust II, formerly Colonial Trust II), at August 31, 1999, the results of its operations, the changes in its net assets and the financial highlights for the periods indicated, in conformity with generally accepted accounting principles. These financial statements and the financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of portfolio positions at August 31, 1999 by correspondence with the custodian, provide a reasonable basis for the opinion expressed above.

PricewaterhouseCoopers LLP
Boston, Massachusetts
October 12, 1999

ANNUAL REPORT: NEWPORT GREATER CHINA FUND

--------------------------------------------------------------------------------
TRUSTEES & TRANSFER AGENT
--------------------------------------------------------------------------------

ROBERT J. BIRNBAUM                         WILLIAM E. MAYER
Consultant (formerly Special               Partner, Development Capital, LLC
Counsel, Dechert, Price & Rhoads;          (formerly Dean, College of Business
President and Chief Operating              and Management, University of
Officer, New York Stock Exchange,          Maryland; Dean, Simon Graduate
Inc.; President, American Stock            School of Business, University of
Exchange Inc.)                             Rochester; Chairman and Chief
                                           Executive Officer, CS First Boston
TOM BLEASDALE                              Merchant Bank; and President and
Retired (formerly Chairman of the          Chief Executive Officer, The First
Board and Chief Executive Officer,         Boston Corporation)
Shore Bank & Trust Company)
                                           JAMES L. MOODY, JR.
JOHN V. CARBERRY                           Retired (formerly Chairman of the
Senior Vice President of Liberty           Board, Chief Executive Officer and
Financial Companies, Inc. (formerly        Director Hannaford Bros. Co.)
Managing Director, Salomon
Brothers)                                  JOHN J. NEUHAUSER
                                           Dean, Boston College School of
LORA S. COLLINS                            Management
Attorney (formerly Attorney,
Kramer, Levin, Naftalis & Frankel)         THOMAS E. STITZEL
                                           Professor of Finance, College of
JAMES E. GRINNELL                          Business, Boise State University;
Private Investor (formerly Senior          Business Consultant and Author
Vice President-Operations, The
Rockport Company)                          ROBERT L. SULLIVAN
                                           Retired Partner, KPMG LLP (formerly
RICHARD W. LOWRY                           Management Consultant, Saatchi and
Private Investor (formerly Chairman        Saatchi Consulting Ltd. and
and Chief Executive Officer, U.S.          Principal and International
Plywood Corporation)                       Practice Director, Management
                                           Consulting, Peat Marwick Main & Co.)
SALVATORE MACERA
Private Investor (formerly                 ANNE-LEE VERVILLE
Executive Vice President of Itek           Consultant (formerly General
Corp. and President of Itek Optical        Manager, Global Education Industry,
& Electronic Industries, Inc.)             and President, Applications
                                           Solutions Division, IBM
                                           Corporation)
--------------------------------------------------------------------------------

IMPORTANT INFORMATION ABOUT THIS REPORT
The Transfer Agent for Newport Greater China Fund is:

Liberty Funds Services, Inc.
P.O. Box 1722
Boston, MA 02105-1722
1-800-345-6611

The Fund mails one shareholder report to each shareholder address. If you would like more than one report, please call 1-800-426-3750 and additional reports will be sent to you.

This report has been prepared for shareholders of Newport Greater China Fund. This report may also be used as sales literature when preceded or accompanied by the current prospectus which provides details of sales charges, investment objectives and operating policies of the Fund, and with the most recent copy of the Liberty Funds Distributor, Inc. Performance Update.

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CHOOSE LIBERTY
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BECAUSE NO SINGLE INVESTMENT MANAGER CAN BE ALL THINGS TO ALL INVESTORS.(SM)

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                                 L I B E R T Y
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[Graphic Omitted]   Colonial has long been a recognized leader in fixed-income investing. In addition, Colonial has distinguished itself
                    with both a traditional value and a more contemporary
                    approach to equity investing.
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[Graphic Omitted]   Crabbe Huson's contrarian investment style seeks long-term performance by investing in stocks from high-quality,
                    out-of-favor companies. This risk-averse strategy
                    capitalizes on the potential of these companies to regain
                    market popularity.
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[Graphic Omitted]   LAMCO brings institutional money management to individual
                    investors through a disciplined multi-manager investment
                    process that seeks to deliver consistent long-term returns.
--------------------------------------------------------------------------------
[Graphic Omitted]   Leaders in Asian investing with a global reach.
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[Graphic Omitted]   Stein Roe's growth management style emphasizes companies
                    with the ability to create, maintain and grow earnings in
                    different market environments.
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       BOSTON   o   CHICAGO   o   NEW YORK   o   PORTLAND   o   SAN FRANCISCO
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That's why each of these affiliated managers has excelled in a particular investment style. These managers not only specialize in a distinct investment style, they hold a passion for their style along with a demonstrated track record.

Each of these managers is a member of the Liberty Financial Companies (NYSE: L), a diversified asset accumulation and management organization with over $62.7 billion in assets under management for more than 1.7 million investors. Many of the affiliated managers' products are offered by prospectus through Liberty Funds Distributor, Inc.

Ask your financial advisor to help you develop an investment strategy that blends the complementary disciplines of different managers into a well-balanced program tailored to your goals.

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NEWPORT GREATER CHINA FUND ANNUAL REPORT
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[Graphic
 Omitted]  L I B E R T Y
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                   F U N D S
           ALL-STAR o COLONIAL o CRABBE HUSON o NEWPORT o STEIN ROE ADVISOR


                                                GC-02/766H-0899 (10/99) 99/1244